UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07396

Western Asset Managed High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	February 28

Date of reporting period:	August 31, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

August 31, 2013

Semi-Annual Report

WESTERN ASSET MANAGED HIGH INCOME FUND INC.

(MHY)

  INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	21

Statement of operations	22

Statements of changes in net assets	23

Financial highlights	24

Notes to financial statements	25

Additional shareholder information	41

Dividend reinvestment plan	42

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Managed High Income Fund Inc. for the six-month reporting period ended August 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

II	Western Asset Managed High Income Fund Inc.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

September 27, 2013

Western Asset Managed High Income Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended August 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then improved, as first quarter 2013 GDP growth was 1.1%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.3% during the first quarter, versus a 1.7% increase during the previous quarter. The U.S. Department of Commerce’s final reading for second quarter 2013 GDP growth, released after the reporting period ended, was 2.5%. This increase was partially driven by increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.6%. After falling to 7.5% in April, unemployment edged higher to 7.6% in May and was unchanged in June. However, unemployment then declined to 7.4% in July and 7.3% in August, the latter being the lowest level since December 2008. In addition, the percentage of longer-term unemployed has also declined, as roughly 37.9% of the 11.3 million Americans looking for work in August 2013 have been out of work for more than six months, versus 40.2% in February 2013.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.7% on a seasonally adjusted basis in August 2013 versus the previous month and were 13.2% higher than in August 2012. In addition, the NAR reported that the median existing-home price for all housing types was $212,100 in August 2013, up 14.7% from August 2012. This marked the eighteenth consecutive month that home prices rose compared to the same period a year earlier. The inventory of homes available for sale in August 2013 was 0.4% higher than the previous month at a 4.9 month supply at the current sales pace and was 6.3% lower than in August 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first two months of the reporting period. Manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing then moved back into expansion territory, as the PMI increased to 50.9 in June, 55.4 in July and 55.7 in August, the latter being the best reading since April 2011.

IV	Western Asset Managed High Income Fund Inc.

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This initially triggered a sharp sell-off in both the stock and bond markets. While the stock market subsequently rallied and reached a new record high on July 12, the bond market continued to be weak. As a result, Treasury yields remained sharply higher than they were prior to Chairman Bernanke’s press conference. At its meeting that ended on September 18, 2013, after the reporting period ended, the Fed did not taper its asset purchase program and said that it “...decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.”

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2013?

A. Both short- and long-term Treasury yields moved sharply higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% in late April/early May 2013 and was as high as 0.43% on June 25, 2013, before ending the period at 0.39%. The yield on the ten-year Treasury began the period at 1.89%. Ten-year Treasuries reached a low of 1.66% in early May 2013 and peaked at 2.90% on August 22, 2013, before edging down to 2.78% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors performed poorly during the reporting period. Spread sector demand was often solid during the first two months of the period as investors looked to generate incremental yield in the low interest rate environment. Even so, there were several periods of volatility given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. sequestration. The spread sectors then weakened over the next two months of the period amid sharply rising interest rates given the

Western Asset Managed High Income Fund Inc.	V

Investment commentary (cont’d)

Fed’s indications that it may begin tapering its asset purchase program sooner than previously anticipated. Most spread sectors then rallied in July 2013 amid improving investor demand. However, this proved to be a temporary situation, as the spread sectors again weakened in August. All told, the majority of spread sectors generated negative absolute returns and produced mixed results versus equal-durationv Treasuries during the reporting period. For the six months ended August 31, 2013, the Barclays U.S. Aggregate Indexvi fell 2.61%.

Q. How did the high-yield bond market perform over the six months ended August 31, 2013?

A. The U.S. high-yield bond market was one of the few spread sectors to generate a positive return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during the first two months of the period. Risk appetite was often solid during that time as investors were drawn to higher yielding securities. However, the high-yield bond market declined in May and June. After a brief rally in July, the high yield bond market again weakened in August. All told, the high-yield bond market gained 0.84% for the six months ended August 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended August 31, 2013. The asset class fell during four of the six months of the reporting period. These results were triggered by a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and sharply rising U.S. interest rates. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii fell 8.40% over the six months ended August 31, 2013.

Performance review

For the six months ended August 31, 2013, Western Asset Managed High Income Fund Inc. returned 1.54% based on its net asset value (“NAV”)ix and -9.43% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 0.84% over the same time frame. The Lipper High Yield Closed-End Funds Category Averagex returned 1.99% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.23 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of August 31, 2013. Past performance is no guarantee of future results.

VI	Western Asset Managed High Income Fund Inc.

Performance Snapshot

as of August 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$6.11 (NAV)	1.54%†
$5.49 (Market Price)	-9.43%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*                 Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†                  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡                 Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

The Fund is managed by a broad team of investment professionals. At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Looking for additional information?

The Fund is traded under the symbol “MHY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMHYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller
Chairman, President and Chief Executive Officer
September 27, 2013

Western Asset Managed High Income Fund Inc.	VII

Investment commentary (cont’d)

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are greater in emerging markets.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii          The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x                   Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VIII	Western Asset Managed High Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                 The bar graph above represents the composition of the Fund’s investments as of August 31, 2013 and February 28, 2013 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡                 Represents less than 0.1%.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — August 31, 2013

Total Spread Duration
MHY	— 3.76 years
Benchmark	— 4.26 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

2	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — August 31, 2013

Total Effective Duration
MHY	— 3.97 years
Benchmark	— 4.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MHY	— Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 89.5%
Consumer Discretionary — 15.8%
Auto Components — 0.2%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	260,000		$267,150
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	170,000	EUR	236,061	(a)
Total Auto Components					503,211
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		760,725
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		329,150	(a)
Total Automobiles					1,089,875
Diversified Consumer Services — 0.6%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		585,900	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	695,000		754,075
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		506,250	(a)
Total Diversified Consumer Services					1,846,225
Hotels, Restaurants & Leisure — 4.7%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	751,249		717,147	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	50,000		54,750
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	1,030,000		1,112,400
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, step bond	0.000%	4/15/19	240,000		211,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	729,000		752,693
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	950,000		916,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	50,000		48,250
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		870,100
CCM Merger Inc., Senior Notes	9.125%	5/1/19	930,000		976,500	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	720,000		725,400	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	732,422		770,881	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	270,000		506	(a)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	890,000		912,250	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	400,000		425,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,976,000		2,116,790	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	200,000		205,000

See Notes to Financial Statements.

4	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	450,000	$506,250	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	280,000	286,300	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	185,000	199,800	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000	1,166,300
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	515,000	505,988	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	183,000	182,657	(a)
Total Hotels, Restaurants & Leisure				13,662,912
Household Durables — 1.0%
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	730,000	732,737
WCI Communities Inc., Senior Notes	6.875%	8/15/21	650,000	632,125	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000	883,950
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	610,000	610,000	(a)
Total Household Durables				2,858,812
Media — 6.4%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000	313,925
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,720,000	1,874,800
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000	532,650
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000	249,375
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000	69,825
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	410,000	433,575
DISH DBS Corp., Senior Notes	6.625%	10/1/14	60,000	62,775
DISH DBS Corp., Senior Notes	7.875%	9/1/19	580,000	656,850
DISH DBS Corp., Senior Notes	6.750%	6/1/21	1,110,000	1,162,725
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000	216,300	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	900,000	967,500
MDC Partners Inc., Senior Notes	6.750%	4/1/20	150,000	152,625	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,100,000	1,146,750	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,490,000	1,553,325	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	971,000	1,152,599
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	361,000	422,348
Univision Communications Inc., Senior Notes	8.500%	5/15/21	780,000	848,250	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	720,000	763,200	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	460,000	500,825	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000	93,825	(a)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	1,200,000	EUR	$1,556,243	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	410,000		446,900	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,741,026	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,506,225	(a)
Total Media					18,424,441
Multiline Retail — 0.3%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	710,000		690,475	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	185,000		185,925
Total Multiline Retail					876,400
Specialty Retail — 2.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		686,000
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,190,000		1,082,900	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,280,000		1,216,000
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	440,000		448,800	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	436,000		451,809
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		154,875	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,140,000		1,114,350	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	630,000		678,825	(a)
Total Specialty Retail					5,833,559
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	440,000		330,000	(a)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	190,000		196,888	(a)
Total Textiles, Apparel & Luxury Goods					526,888
Total Consumer Discretionary					45,622,323
Consumer Staples — 3.0%
Beverages — 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	270,000		272,025	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	670,000		680,050	(a)
Total Beverages					952,075
Food Products — 1.9%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,050,000		1,110,375	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	850,000		901,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,810,000		1,932,175	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	500,000		503,125	(a)

See Notes to Financial Statements.

6	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	760,000	$760,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000	381,100	(a)
Total Food Products				5,587,775
Household Products — 0.6%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	470,000	487,625	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	360,000	369,900	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	750,000	738,750	(a)
Total Household Products				1,596,275
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	680,000	625,600	(a)
Total Consumer Staples				8,761,725
Energy — 12.9%
Energy Equipment & Services — 2.3%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	410,000	440,750
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000	48,750
CGG, Senior Notes	9.500%	5/15/16	173,000	182,515
CGG, Senior Notes	7.750%	5/15/17	200,000	206,000
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	670,000	681,725
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	470,000	522,875	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	680,000	725,900	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,410,000	1,498,125	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	900,000	963,000
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	580,000	638,000	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	790,000	859,125
Total Energy Equipment & Services				6,766,765
Oil, Gas & Consumable Fuels — 10.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,050,000	1,021,125
Arch Coal Inc., Senior Notes	9.875%	6/15/19	370,000	323,750	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	282,800	(a)
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	860,000	858,925
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	600,000	663,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	200,000	221,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	474,612
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	420,000	445,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	440,000	478,500
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	290,000	303,050

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	610,000	$664,900
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	860,000	915,900
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,323,771	1,320,462	(a)(b)(c)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	320,000	341,600
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,030,000	1,060,900
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	680,000	716,655
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	470,000	523,215	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	646,595	662,760	(a)(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	370,000	364,450
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,190,000	1,195,950	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	880,000	913,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	720,000	725,400
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000	312,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	760,000	836,000
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	630,000	639,450	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	620,000	629,300	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	26,000	27,755
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	920,000	713,000
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	490,000	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	693,875	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	490,000	491,225
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	900,000	796,494
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	725,000	805,022
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	140,000	149,090
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	250,000	259,688	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,120,000	1,050,000	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	1,830,000	1,921,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	620,000	610,700	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000	87,525
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000	544,425	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000	303,800	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	380,000	387,600	(a)
Tennessee Gas Pipeline Co., Senior Notes	8.000%	2/1/16	645,000	744,308
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,960,000	2,608,905

See Notes to Financial Statements.

8	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,320,000		$976,800	(a)
Total Oil, Gas & Consumable Fuels					30,556,366
Total Energy					37,323,131
Financials — 8.8%
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	670,000		693,525
Commercial Banks — 3.0%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,060,000		1,364,437	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		978,750
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000		963,600	(a)(f)(g)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,470,000		1,492,200	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	980,000		995,046	(a)(g)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	170,000		221,346	(a)(f)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		659,950	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	520,000		531,058
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	730,000		703,734
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	230,000		239,266
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		633,461	(a)
Total Commercial Banks					8,782,848
Consumer Finance — 1.3%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	760,000		878,750
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	460,000	EUR	655,946	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	620,000		709,900
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	610,000		665,662
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	350,000		360,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	310,000		320,075	(a)
Total Consumer Finance					3,590,833
Diversified Financial Services — 3.3%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	370,000		330,225	(f)(g)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	280,000		260,536	(f)
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,010,000		1,012,525
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,520,000		2,882,250
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,815,000		2,023,725
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	350,000		309,750	(f)(g)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	740,000		751,100

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)
August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	560,000	$593,600
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	750,000	813,750
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	536,250	(a)(f)
Total Diversified Financial Services				9,513,711
Insurance — 1.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	890,000	1,103,320
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000	465,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	12/31/13	240,000	234,300	(f)(g)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000	553,700	(a)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	360,000	410,400	(a)
Total Insurance				2,767,470
Total Financials				25,348,387
Health Care — 5.8%
Health Care Equipment & Supplies — 0.8%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	540,000	541,350	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	120,000	123,600
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	570,000	562,875	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,190,000	1,035,300
Total Health Care Equipment & Supplies				2,263,125
Health Care Providers & Services — 5.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	468,000	573,300
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	390,000	390,000	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,310,000	1,382,050
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,535,000	2,533,416
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000	770,150
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	800,000	866,000
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,070,000	1,193,050
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	340,000	380,375	(a)
HCA Inc., Debentures	7.500%	11/15/95	2,345,000	2,133,950
HCA Inc., Notes	7.690%	6/15/25	490,000	505,925
HCA Inc., Senior Secured Notes	7.250%	9/15/20	250,000	272,813
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	790,000	831,475
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	880,000	352,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000	915,900
Tenet Healthcare Corp., Senior Notes	6.750%	2/1/20	910,000	895,212
US Oncology Inc. Escrow	—	—	615,000	35,363	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000	392,662
Total Health Care Providers & Services				14,423,641
Total Health Care				16,686,766

See Notes to Financial Statements.

10	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 15.7%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000	$610,500
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,021,000	1,010,790	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	410,000	431,525	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,560,000	1,692,600
Triumph Group Inc., Senior Notes	8.625%	7/15/18	480,000	525,600
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,245,000	1,260,563	(a)
Total Aerospace & Defense				5,531,578
Airlines — 2.0%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000	310,496	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	351,273	360,055	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	1,410,000	1,321,875	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,915,000	1,929,362	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	26,501	27,164
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	269,669	293,939
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	187,958	205,814
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	80,000	83,000	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	63,822	68,928
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	76,799	84,095
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	400,000	395,500
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	400,000	405,800
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	312,240	315,363
Total Airlines				5,801,391
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000	555,800	(a)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	240,000	256,200	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	90,000	95,625	(a)
Building Materials Corp. of America, Senior Secured Notes	7.500%	3/15/20	300,000	319,500	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	810,000	886,950	(a)
Total Building Products				2,114,075
Commercial Services & Supplies — 2.4%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,150,000	1,204,625
JM Huber Corp., Senior Notes	9.875%	11/1/19	470,000	531,100	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,560,000	1,622,400

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)
August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Monitronics International Inc., Senior Notes	9.125%	4/1/20	230,000	$239,200	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	440,000	488,400
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	762,000	836,295	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	503,000	552,043	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,416,000	1,529,280
Total Commercial Services & Supplies				7,003,343
Construction & Engineering — 0.3%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	800,000	756,000	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	178,500	(a)
Total Construction & Engineering				934,500
Electrical Equipment — 0.7%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000	473,750	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000	586,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	770,000	796,950	(a)
Total Electrical Equipment				1,857,300
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	850,000	952,000
Machinery — 1.3%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,540,000	1,597,750	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	820,000	805,650	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	690,000	755,550	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	490,000	516,950	(a)
Total Machinery				3,675,900
Marine — 1.2%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	885,448	827,894	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	521,000	524,256
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,540,000	1,609,300
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	500,000	536,250	(a)
Total Marine				3,497,700
Road & Rail — 1.7%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	700,000	714,000	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,669,110	1,750,479	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	830,000	852,825	(a)

See Notes to Financial Statements.

12	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	1,458,000	$1,596,510
Total Road & Rail				4,913,814
Trading Companies & Distributors — 0.6%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	790,000	839,375	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	880,000	939,400
Total Trading Companies & Distributors				1,778,775
Transportation — 2.2%
CMA CGM, Senior Notes	8.500%	4/15/17	1,770,000	1,637,250	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	900,000	951,750	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,080,000	1,085,400	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,620,000	1,741,500	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	110,000	118,250	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	720,000	714,600	(a)
Total Transportation				6,248,750
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	470,000	494,675	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	380,000	399,950	(a)
Total Transportation Infrastructure				894,625
Total Industrials				45,203,751
Information Technology — 3.0%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	610,000	616,100
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,500,000	1,472,261
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	470,000	521,700	(a)
Internet Software & Services — 0.4%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000	681,450
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000	588,600
Total Internet Software & Services				1,270,050
IT Services — 0.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000	164,050	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	1,150,000	1,249,187
First Data Corp., Senior Secured Notes	6.750%	11/1/20	360,000	369,900	(a)
Total IT Services				1,783,137

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	436,000		$447,990
Software — 0.9%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	390,000		396,825	(a)
BMC Software Finance Inc., Senior Notes	8.125%	7/15/21	510,000		518,925	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	920,000		938,400	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	670,000		695,125	(a)
Total Software					2,549,275
Total Information Technology					8,660,513
Materials — 11.4%
Chemicals — 0.5%
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	582,000	EUR	818,429	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	250,000	EUR	379,644	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	200,000	EUR	303,715	(a)
Total Chemicals					1,501,788
Containers & Packaging — 3.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,060,000		1,136,850	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	340,000	EUR	480,592	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	680,000		725,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	800,000		782,000	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	8.000%	12/15/16	130,000	EUR	172,680	(a)
Mustang Merger Corp., Senior Notes	8.500%	8/15/21	120,000		118,800	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,140,000		1,003,200
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,260,000		1,354,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	670,000		696,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	1,070,000		1,110,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.875%	8/15/19	530,000		565,775
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,380,000		1,469,700	(a)
Total Containers & Packaging					9,616,922

See Notes to Financial Statements.

14	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 6.2%
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		$513,750
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,070,000		1,059,300
ArcelorMittal, Senior Notes	6.750%	2/25/22	140,000		143,150
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	640,000		566,400	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	70,000		68,562
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		852,498
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,010,000		1,010,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	310,000		320,850	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	430,000		441,825	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,210,000		1,297,725	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	770,000		781,550	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,060,000		773,800	(a)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	720,000		507,600	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	800,000		792,000
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	620,000		576,600	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	630,000		686,700	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	700,000		752,500	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,240,000		1,246,200	(a)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	1,110,000		1,157,175	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	480,000		501,600	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	570,000	EUR	775,941	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	750,000		660,000	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	330,000		343,200	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000		344,700	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	570,000		564,300
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	740,000		794,575
Walter Energy Inc., Senior Notes	8.500%	4/15/21	430,000		341,850	(a)
Total Metals & Mining					17,874,351
Paper & Forest Products — 1.4%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	2,072,000		2,362,080
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	970,000		856,025	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	498,000		303,780
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	70,000		72,100

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	610,000	$283,650
Total Paper & Forest Products				3,877,635
Total Materials				32,870,696
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 5.3%
CenturyLink Inc., Senior Notes	5.800%	3/15/22	1,710,000	1,624,500
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	115,000	108,100
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	750,000	825,000	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000	240,350	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,500,000	1,608,750
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	370,000	401,450
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,940,000	1,809,050	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	70,000	70,875
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,280,000	1,376,000
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	100,000	95,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000	282,100	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	600,000	630,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,690,029	2,764,005	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,420,000	2,377,650
Windstream Corp., Senior Notes	6.375%	8/1/23	1,250,000	1,135,937
Total Diversified Telecommunication Services				15,349,267
Wireless Telecommunication Services — 2.5%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	50,000	54,375
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	400,000	363,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,025,000	4,145,750
Sprint Communications Inc., Senior Notes	6.000%	12/1/16	60,000	63,750
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,480,000	1,731,600	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	790,000	853,200
Total Wireless Telecommunication Services				7,211,675
Total Telecommunication Services				22,560,942
Utilities — 5.3%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,190,000	1,320,900
FirstEnergy Corp., Notes	7.375%	11/15/31	840,000	852,090
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	286,400	297,140
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,460,000	1,547,600
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	415,816	395,025	(e)
Total Electric Utilities				4,412,755

See Notes to Financial Statements.

16	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	740,000	$788,100
Independent Power Producers & Energy Traders — 3.5%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	650,000	651,625
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	108,000	117,180	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	738,000	795,195	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	2,800	(c)(d)(e)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Secured Notes	12.250%	3/1/22	1,280,000	1,430,400	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	470,000	477,638	(a)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,099,000	1,163,566
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	950,000	1,030,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	930,000	927,675	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,635,000	2,779,925
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	66,826	71,504
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	623,548	689,021
Total Independent Power Producers & Energy Traders				10,137,279
Total Utilities				15,338,134
Total Corporate Bonds & Notes (Cost — $248,543,520)				258,376,368
Senior Loans — 2.7%
Consumer Discretionary — 1.1%
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	823,200	843,780	(h)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000	722,425	(h)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,216,667	1,307,917	(h)
Total Hotels, Restaurants & Leisure				2,874,122
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000	327,781	(h)
Total Consumer Discretionary				3,201,903
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	300,000	306,000	(h)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	970,000	970,000	(c)(d)(i)
Total Consumer Staples				1,276,000
Energy — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000	68,775	(h)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	189,525	$186,682	(h)
Total Energy				255,457
Health Care — 0.5%
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	1,350,000	1,350,000	(c)(d)(i)
Industrials — 0.4%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000	1,225,700	(h)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000	560,588	(h)
Total Senior Loans (Cost — $7,573,505)				7,869,648

			Shares
Common Stocks — 2.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			46,919	93,838	*(c)(d)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			1,814	37,386	*
Total Consumer Discretionary				131,224
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			151,493,610	1,274,667	*(c)(d)
Financials — 0.8%
Diversified Financial Services — 0.5%
Citigroup Inc.			29,040	1,403,503
Real Estate Management & Development — 0.3%
Realogy Holdings Corp.			10,335	437,481	*
Realogy Holdings Corp.			9,757	413,014	*(c)(d)
Total Real Estate Management & Development				850,495
Total Financials				2,253,998
Industrials — 0.8%
Building Products — 0.0%
Nortek Inc.			639	42,781	*

See Notes to Financial Statements.

18	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Western Asset Managed High Income Fund Inc.

Security	Shares	Value
Marine — 0.8%
DeepOcean Group Holding AS	58,920	$1,654,474	*(c)(d)
Horizon Lines Inc., Class A Shares	417,516	563,646	*
Total Marine		2,218,120
Total Industrials		2,260,901
Total Common Stocks (Cost — $6,035,137)		5,920,790

	Rate
Convertible Preferred Stocks — 0.0%
Materials — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost — $145,000)	6.000%	5,800	120,408
Preferred Stocks — 1.7%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Sanchez Energy Corp., Series B	6.500%	5,900	349,752	(a)
Financials — 1.6%
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	118,121	3,131,388	(f)
Diversified Financial Services — 0.5%
Citigroup Capital XIII	7.875%	46,675	1,283,562	(f)
Total Financials			4,414,950
Total Preferred Stocks (Cost — $4,426,949)			4,764,702

	Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.	12/15/17	1,198	107,820	*
Jack Cooper Holdings Corp.	5/6/18	558	50,220	*
SemGroup Corp.	11/30/14	5,719	170,369	*(c)(d)
Total Warrants (Cost — $30,507)			328,409
Total Investments before Short-Term Investments (Cost — $266,754,618)			277,380,325

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Western Asset Managed High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 2.3%
Repurchase Agreements — 2.3%
Barclays Capital Inc. repurchase agreement dated 8/30/13; Proceeds at maturity — $6,600,015; (Fully collateralized by U.S. government obligations, 2.625% due 11/15/20; Market Value — $6,732,000) (Cost — $6,600,000)	0.020%	9/3/13	6,600,000	$ 6,600,000
Total Investments — 98.4% (Cost — $273,354,618#)				283,980,325
Other Assets in Excess of Liabilities — 1.6%				4,657,827
Total Net Assets — 100.0%				$288,638,152

†            Face amount denominated in U.S. dollars, unless otherwise noted.

*            Non-income producing security.

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)         Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)        Illiquid security.

(e)         The coupon payment on these securities is currently in default as of August 31, 2013.

(f)          Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)         Security has no maturity date. The date shown represents the next call date.

(h)        Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)          All or a portion of this loan is unfunded as of August 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#            Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR  — Euro

See Notes to Financial Statements.

20	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2013

Assets:
Investments, at value (Cost — $273,354,618)	$283,980,325
Foreign currency, at value (Cost — $431,518)	428,036
Cash	1,006,890
Interest receivable	5,686,957
Deposits with brokers for open futures contracts	36,234
Unrealized appreciation on forward foreign currency contracts	22,750
Prepaid expenses	32,000
Total Assets	291,193,192

Liabilities:
Payable for securities purchased	2,320,000
Investment management fee payable	197,189
Payable to broker — variation margin on open futures contracts	1,969
Accrued expenses	35,882
Total Liabilities	2,555,040
Total Net Assets	$288,638,152

Net Assets:
Par value ($0.001 par value; 47,203,436 shares issued and outstanding; 500,000,000 shares authorized) (Note 5)	$ 47,203
Paid-in capital in excess of par value	328,720,648
Overdistributed net investment income	(520,374)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(50,254,211)
Net unrealized appreciation on investments, futures contracts and foreign currencies	10,644,886
Total Net Assets	$288,638,152

Shares Outstanding	47,203,436

Net Asset Value	$6.11

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended August 31, 2013

Investment Income:
Interest	$ 11,674,298
Dividends	181,869
Total Investment Income	11,856,167

Expenses:
Investment management fee (Note 2)	1,185,764
Transfer agent fees	34,978
Audit and tax	27,197
Directors’ fees	23,524
Shareholder reports	23,079
Stock exchange listing fees	16,005
Fund accounting fees	14,722
Legal fees	14,704
Insurance	3,597
Custody fees	1,506
Miscellaneous expenses	4,602
Total Expenses	1,349,678
Net Investment Income	10,506,489

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,291,079
Futures contracts	(48,230)
Written options	165,512
Swap contracts	(1,834,315)
Foreign currency transactions	146,401
Net Realized Gain	3,720,447
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(9,754,650)
Futures contracts	(568)
Written options	(105,445)
Swap contracts	711,531
Foreign currencies	(200,627)
Change in Net Unrealized Appreciation (Depreciation)	(9,349,759)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(5,629,312)
Increase in Net Assets From Operations	$ 4,877,177

See Notes to Financial Statements.

22	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2013 (unaudited) and the Year Ended February 28, 2013	August 31	February 28

Operations:
Net investment income	$ 10,506,489	$ 22,014,654
Net realized gain	3,720,447	4,056,320
Change in net unrealized appreciation (depreciation)	(9,349,759)	11,079,661
Increase in Net Assets From Operations	4,877,177	37,150,635

Distributions to Shareholders From (Note 1):
Net investment income	(10,691,578)	(23,099,670)
Decrease in Net Assets From Distributions to Shareholders	(10,691,578)	(23,099,670)

Fund Share Transactions
Reinvestment of distributions (0 and 207,731 shares issued, respectively)	—	1,264,317
Increase in Net Assets From Fund Share Transactions	—	1,264,317
Increase (Decrease) in Net Assets	(5,814,401)	15,315,282

Net Assets:
Beginning of period	294,452,553	279,137,271
End of period*	$288,638,152	$294,452,553
* Includes overdistributed net investment income of:	$(520,374)	$(335,285)

See Notes to Financial Statements.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

	2013[1,2]	2013[2]	2012[2,3]	2011[2]	2010	2009

Net asset value, beginning of period	$6.24	$5.94	$6.24	$5.77	$4.08	$6.21

Income (loss) from operations:
Net investment income	0.22	0.47	0.48	0.52	0.61	0.59
Net realized and unrealized gain (loss)	(0.12)	0.32	(0.25)	0.54	1.67	(2.16)
Total income (loss) from operations	0.10	0.79	0.23	1.06	2.28	(1.57)

Less distributions from:
Net investment income	(0.23) [4]	(0.49)	(0.53)	(0.59)	(0.59)	(0.56)
Total distributions	(0.23)	(0.49)	(0.53)	(0.59)	(0.59)	(0.56)

Net asset value, end of period	$6.11	$6.24	$5.94	$6.24	$5.77	$4.08

Market price, end of period	$5.49	$6.30	$6.21	$6.27	$6.02	$4.11
Total return, based on NAV[5,6]	1.54%	13.94%	4.12%	19.31%	58.43%	(26.43)%
Total return, based on Market Price[7]	(9.43)%	9.93%	8.32%	14.91%	64.09%	(17.81)%

Net assets, end of period (millions)	$289	$294	$279	$291	$267	$187

Ratios to average net assets:
Gross expenses	0.91%[8]	0.91%	0.92%	0.92%	0.98%	0.96%
Net expenses[9]	0.91 [8]	0.91	0.92	0.92	0.98	0.96
Net investment income	7.09 [8]	7.76	8.15	8.75	11.68	10.92

Portfolio turnover rate	28%	50%	54%	96%	87%	54%

1  For the six months ended August 31, 2013 (unaudited).

2  Per share amounts have been calculated using the average shares method.

3  For the year ended February 29.

4  The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

5  Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8  Annualized.

9  The impact of compensating balance arrangements, if any, was less than 0.01%

See Notes to Financial Statements.

24	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Managed High Income Fund Inc. (the “Fund”) was incorporated in Maryland on December 24, 1992 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income. Capital appreciation is a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to

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Notes to financial statements (unaudited) (cont’d)

the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$256,335,959	$2,040,409	$258,376,368
Senior loans	—	7,869,648	—	7,869,648
Common stocks:
Consumer discretionary	$ 37,386	—	93,838	131,224
Energy	—	—	1,274,667	1,274,667
Financials	1,840,984	413,014	—	2,253,998
Industrials	606,427	—	1,654,474	2,260,901
Convertible preferred stocks	120,408	—	—	120,408
Preferred stocks:
Energy	—	349,752	—	349,752
Financials	4,414,950	—	—	4,414,950
Warrants	—	158,040	170,369	328,409
Total long-term investments	$7,020,155	$265,126,413	$5,233,757	$277,380,325
Short-term investments†	—	6,600,000	—	6,600,000
Total investments	$7,020,155	$271,726,413	$5,233,757	$283,980,325
Other financial instruments:
Forward foreign currency contracts	—	$ 22,750	—	$ 22,750
Total	$7,020,155	$271,749,163	$5,233,757	$284,003,075

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$568	—	—	$568

†  See Schedule of Investments for additional detailed categorizations.

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Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stocks
Investments In Securities	Corporate Bonds & Notes	Consumer Discretionary	Energy	Industrials	Warrants	Total
Balance as of February 28, 2013	$2,374,469	$93,838	$1,847,010	$1,166,208	—	$5,481,525
Accrued premiums/discounts	15,779	—	—	—	—	15,779
Realized gain (loss)[1]	41,188	—	—	—	—	41,188
Change in unrealized appreciation (depreciation)[2]	75,874	—	(572,343)	488,266	—	(8,203)
Purchases	114,724	—	—	—	—	114,724
Sales	(581,625)	—	—	—	—	(581 ,625)
Transfers into Level 3[3]	—	—	—	—	$170,369	170,369
Transfers out of Level 3	—	—	—	—	—	—
Balance as of August 31, 2013	$2,040,409	$93,838	$1,274,667	$1,654,474	$170,369	$5,233,757
Net change in unrealized appreciation (depreciation) for investments in securities still held at August 31, 2013[2]	$ 104,567	—	$ (572,343)	$ 488,266	—	$ 20,490

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1  This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3  Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the

28	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered

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Notes to financial statements (unaudited) (cont’d)

call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed as registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the

30	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended August 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared

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Notes to financial statements (unaudited) (cont’d)

to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

32	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

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Notes to financial statements (unaudited) (cont’d)

(k) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

34	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of August 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended August 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,178,892
Sales	80,027,946

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$16,589,085
Gross unrealized depreciation	(5,963,378)
Net unrealized appreciation	$10,625,707

36	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

At August 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Buy:
U.S. Treasury 10-Year Notes	21	12/13	$2,610,474	$2,609,906	$(568)

During the six months ended August 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of February 28, 2013	$26,320,000	$181,752
Options written	12,350,000	78,325
Options closed	—	—
Options exercised	(12,550,000)	(94,565)
Options expired	(26,120,000)	(165,512)
Written options, outstanding as of August 31, 2013	—	—

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Citibank, N.A.	4,373,143	$5,781,289	11/15/13	$21,369
Euro	Royal Bank of Scotland PLC	265,481	350,966	11/15/13	1,381
Net unrealized gain on open forward foreign currency contracts					$22,750

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$22,750

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$568

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for six months ended August 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ (268,732)	$ (268,732)
Written options	—	—	165,512	165,512
Futures contracts	$(48,230)	—	—	(48,230)
Swap contracts	—	—	(1,834,315)	(1,834,315)
Forward foreign currency contracts	—	$130,541	—	130,541
Total	$(48,230)	$130,541	$(1,937,535)	$(1,855,224)

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 118,202	$118,202
Written options	—	—	(105,445)	(105,445)
Futures contracts	$(568)	—	—	(568)
Swap contracts	—	—	711,531	711,531
Forward foreign currency contracts	—	$(198,371)	—	(198,371)
Total	$(568)	$(198,371)	$ 724,288	$525,349

1  The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 24,461
Written options†	87,906
Futures contracts (to buy)	1,131,844
Forward foreign currency contracts (to sell)	6,070,076

Average Notional Balance
Credit default swap contracts (to buy protection)†	$10,245,429

†  At August 31, 2013, there were no open positions held in this derivative.

38	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at August 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Forward foreign currency contracts	$22,750	—	$22,750

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at August 31, 2013:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$1,969	$(1,969)	—

1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

2  Gross amounts not offset in the Statement of Assets and Liabilities.

3  In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

4  Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Capital shares

On November 16, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 1,213,500 shares with a total cost of $10,210,959. For the six months ended August 31, 2013, the Fund did not repurchase shares.

6. Distributions subsequent to August 31, 2013

On August 15, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.0370 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013 to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively.

7. Capital loss carryforward

As of February 28, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2017	$(11,880,204)
2/28/2018	(35,714,593)
2/28/2019	(5,212,866)
$(52,807,663)

These amounts will be available to offset any future taxable capital gains.

Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

40	Western Asset Managed High Income Fund Inc. 2013 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Managed High Income Fund Inc. was held on June 24, 2013, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	40,721,453	1,334,715
William R. Hutchinson	40,921,909	1,134,259
Eileen A. Kamerick	40,790,834	1,265,334
Kenneth D. Fuller*	40,887,277	1,168,891

At August 31, 2013, in addition to Paolo M. Cucchi, WiIliam R. Hutchinson, Eileen A. Kamerick and Kenneth D. Fuller*, the other Directors of the Fund were as follows:

Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Riordan Roett
Jeswald W. Salacuse

*  Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund. Effective June 1, 2013, Kenneth D. Fuller was appointed by the Board to the position of Chairman, President and Chief Executive Officer.

Western Asset Managed High Income Fund Inc.	41

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If the market price of the Common Stock is less than the net asset value of the Common Stock, a broker-dealer not affiliated with Legg Mason, Inc., as purchasing agent for Plan participants (“Purchasing Agent”), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. AST will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or

42	Western Asset Managed High Income Fund Inc.

capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

Western Asset Managed High Income Fund Inc.	43

Western Asset Managed High Income Fund Inc.

Directors	Western Asset Managed High Income Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Kenneth D. Fuller*
Chairman	Investment manager	Legal counsel
Leslie H. Gelb	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick**	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
MHY
Officers	Custodian
Kenneth D. Fuller*	State Street Bank and Trust Company
President and	1 Lincoln Street
Chief Executive Officer	Boston, MA 02111
Richard F. Sennett
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	6201 15th Avenue
Identity Theft Prevention	Brooklyn, NY 11219
Officer
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*    Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Managed High Income Fund Inc.

Western Asset Managed High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX010337 10/13 SR13-2020

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8                                                     INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed High Income Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Managed High Income Fund Inc.

Date:	October 24, 2013